Risk Management and Financial Instruments - Schedule of Finance Income (Expense) by Category of Financial Instrument (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022
Schedule of Finance Income (Expense) by Category of Financial Instrument [Abstract]
Fair value through profit or loss	$ (256,499)	$ 204,573	$ (277,875)
Amortized cost	(1,413,264)	(1,566,845)	(963,823)
Total	$ (1,669,763)	$ (1,362,272)	$ (1,241,698)